EXHIBIT 10(a)(4)

                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into and effective as of December 10, 2002 among FLORIDA POWER CORPORATION, a Florida corporation (the "Borrower"), the Lenders party hereto and BANK OF AMERICA, N.A., as agent for the Lenders (the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).


                                    RECITALS

     WHEREAS, the Borrower, the Lenders party thereto and the Administrative Agent entered into that certain Credit Agreement dated as of December 18, 2001 (the "Credit Agreement");

     WHEREAS, on December 9, 2002, Merrill Lynch Bank USA ("Merrill Lynch") (i) assigned $20,000,000 of its Commitment to The Bank of New York, (ii) assigned $13,000,000 of its Commitment to Mellon Bank, N.A. and (iii) and Northern Trust Bank ("Northern Trust") entered into that certain letter agreement (the "Letter Agreement") with the Borrower and the Lenders, attached hereto as Annex A, whereby (A) the aggregate Commitment was reduced on a non-pro-rata basis such that each of Merrill Lynch's remaining $67,000,000 Commitment and Northern Trust's $12,500,000 Commitment was terminated and (B) each of Merrill Lynch and Northern Trust relinquished all of its respective rights, privileges, powers, obligations, responsibilities and status as a Lender under the Credit Agreement;

     WHEREAS, the Borrower has requested that the Lenders agree to extend the Termination Date to April 1, 2003; and

     WHEREAS, the Borrower and the Lenders have agreed to certain modifications to the Credit Agreement subject to the terms and conditions set forth below.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                    AGREEMENT

     SECTION 1. Amendments.

     Section 1.1.  Termination  Date.  The definition of  "Termination  Date" in
Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

          "Termination Date" means, with respect to a Lender, the earlier to occur of (i) April 1, 2003 and (ii) the date of termination in whole of the Commitments pursuant to Section 2.04 or 6.01.

     Section 1.2. Commitment Schedule. Schedule I to the Credit Agreement is deleted in its entirety and replaced with Schedule I attached hereto. The Commitment of each respective Lender is as set forth on such Schedule I and the aggregate Commitments of the Lenders equals $90,500,000.

     Section 1.3. Lenders. In each of the instances in the Credit Agreement where the terms "Bank" and "Banks" appear, such terms are deleted and replaced with the terms "Lender" and "Lenders", respectively.

     SECTION 2. Consent. The Lenders and the Borrower consent to the terms set forth in the Letter Agreement, including the $79,500,000 non-pro-rata reduction in the aggregate Commitment.

     SECTION 3. Conditions Precedent. This Amendment shall not be effective until the following conditions have been satisfied or waived by the Lenders:

          (a) Receipt by the Administrative Agent of copies of this Amendment duly executed by the Borrower and the Lenders.

          (b) Receipt by the Administrative Agent of a certificate of the corporate secretary of the Borrower certifying as to resolutions of the Board of Directors of the Borrower approving and adopting this Amendment and the transactions contemplated herein and authorizing the execution, delivery and performance hereof.

          (c) Receipt by the Administrative Agent of an opinion or opinions from counsel to the Borrower relating to this Amendment and the transactions contemplated herein, in form and substance satisfactory to the Administrative Agent, addressed to the Administrative Agent on behalf of the Lenders and dated as of the date hereof.

          (d) The payment by the Borrower of (i) an amendment fee in an amount equal to 0.04% of the aggregate amount of the Commitments of those Lenders who execute and deliver this Amendment on or before 5:00 p.m. (EST) on December 9, 2002, to be shared pro rata among such Lenders in accordance with their respective Commitments and (ii) the reasonable out-of-pocket expenses of the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment and the other transactions contemplated herein, including, without limitation, reasonable legal fees and expenses.

     SECTION 4. Ratification of Credit Agreement. The terms "Agreement" and "Credit Agreement" as used in the Credit Agreement, the promissory notes and the related certificates, agreements and documents issued or delivered in connection with the Credit Agreement shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

     SECTION 5. Authority/Enforceability. The Borrower represents and warrants as follows:

          (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

          (b) This Amendment has been duly executed and delivered by the Borrower and constitutes the Borrower's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Amendment.

     SECTION 6. No Default. The Borrower represents and warrants to the Lenders that (a) the representations and warranties of the Borrower set forth in Article IV of the Credit Agreement are true and correct as of the date hereof; (b) no event has occurred and is continuing which constitutes an Event of Default or that would constitute an Event of Default but for the requirement that notice be given or time elapse, or both; and (c) it has no claims, counterclaims, offsets, credits or defenses to its obligations under the Credit Agreement or to the extent it has any they are hereby released in consideration of the Lenders entering into this Amendment.

     SECTION 7. No Conflicts. Neither the execution and delivery of this Amendment, nor the consummation of the transactions contemplated herein, nor performance of and compliance with the terms and provisions hereof by the Borrower will (a) violate, contravene or conflict with any provision of its charter, bylaws or other organizational or governing document, (b) violate, contravene or conflict with any law, rule, regulation, order, writ, judgment, injunction, decree or permit applicable to the Borrower, (c) violate, contravene or conflict with any contractual provisions of, or cause an event of default under, any material indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which the Borrower is a party or by which it or its properties may be bound or (d) result in or require the creation of any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind upon or with respect to the Borrower's properties.

     SECTION 8. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

     SECTION 9. General Release. In consideration of the Lenders entering into this Amendment, the Borrower hereby releases the Administrative Agent, the Lenders and the Administrative Agent's and the Lenders' respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under the Credit Agreement or any related documents on or prior to the date hereof.

     SECTION 10. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  [remainder of page intentionally left blank]

                            FLORIDA POWER CORPORATION
                       FIRST AMENDMENT TO CREDIT AGREEMENT

     IN WITNESS WHEREOF, the parties to this Amendment have caused this Amendment to be duly executed as of the day and year fast above written.


                                          FLORIDA POWER CORPORATION


                                          By:
                                             -----------------------------------
                                          Name:  Thomas R. Sullivan
                                          Title:    Treasurer

                            FLORIDA POWER CORPORATION
                       FIRST AMENDMENT TO CREDIT AGREEMENT



                                          BANK OF  AMERICA,  N.A.,  in its
                                          capacity  as  Administrative Agent
                                          and in its capacity as Lender


                                          By:
                                             -----------------------------------
                                          Name: Gretchen P. Burud
                                          Title:   Managing Director

                            FLORIDA POWER CORPORATION
                       FIRST AMENDMENT TO CREDIT AGREEMENT


                                          BANK ONE, NA


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                            FLORIDA POWER CORPORATION
                       FIRST AMENDMENT TO CREDIT AGREEMENT


                                          SUNTRUST BANK


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                            FLORIDA POWER CORPORATION
                       FIRST AMENDMENT TO CREDIT AGREEMENT


                                          THE BANK OF NEW YORK


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                            FLORIDA POWER CORPORATION
                       FIRST AMENDMENT TO CREDIT AGREEMENT


                                          MELLON BANK, N.A.


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                   SCHEDULE I

                            FLORIDA POWER CORPORATION

               List of Commitments and Applicable Lending Offices

-------------------------------------------------------------------------------------------------------------------------
                                                    Eurodollar                Domestic
Name of Bank              Credit Contact            Lending Office            Lending Office                  Commitment
-------------------------------------------------------------------------------------------------------------------------

Bank of America, N.A.     100 N. Tryon Street       Bank of America Plaza     Same as Eurodollar Lending     $21,900,000
                          16th Floor                901 Main Street           Office
                          Charlotte, NC 28255       Dallas, TX  75202-3714

                          Attn: Gretchen Burud      Attn: Taelitha Harris
                          Phone: 704/386-8394       Phone: 214/209-3645
                          Fax:  704/386-1319        Fax: 214/290-9644

-------------------------------------------------------------------------------------------------------------------------

Bank One, NA              1 Bank One Plaza          1 Bank Plaza              Same as Eurodollar Lending     $17,800,000
                          MC IL1=0363               Suite 0363                Office
                          Chicago, IL  60670        Chicago, IL  606-0363

                          Attn: William Banks       Attn:  Robert G. Brussa
                          Phone:  312/732-9781
                          Fax:  212/732-3055
-------------------------------------------------------------------------------------------------------------------------

SunTrust Bank             MC- FL-Orlando-1044       MC- FL-Orlando-1044       Same as Eurodollar Lending     $17,800,000
                          200 South Orange Avenue   200 South Orange Avenue   Office
                          Orlando, FL  32801        Orlando, FL  32801

                          Attn: William Barr        Attn: William Barr
                          Phone:  407/237-4636
                          Fax:  407/237-4076
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

The Bank of New York      One Wall Street           One Wall Street           Same as Eurodollar Lending     $20,000,000
                          New York, NY  10286       New York, NY  10286       Office

                          Attn: Jesus Williams      Attn: Lisa Williams
                          Phone: 212/635-7609       Phone: 212/635-7535
                          Fax: 212/635-7923         Fax: 212/635-7552
-------------------------------------------------------------------------------------------------------------------------

Mellon Bank, N.A.         One Mellon Center (Room   525 William Penn Place    Same as Eurodollar Lending     $13,000,000
                          4530)                     Room 153-1203             Office
                          Pittsburgh, PA 15258      Pittsburgh, PA
                                                        15259-0003
                          Attn: Scott Hennessee
                          Phone: 412/234-4458       Attn: Brenda Leierzapf
                          Fax: 412/236-1840         Phone: 412/234-8161
                                                    Fax:  412/209-6146
-------------------------------------------------------------------------------------------------------------------------

                                                                         Annex A


                                December 9, 2002



Bank of America, N.A., as Administrative
     Agent, and the other Lenders party to the
     Credit Agreement (defined below)
901 Main Street
Dallas, TX  7502

Florida Power Company
c/o Progress Energy, Inc.
410 S. Wilmington Street
PEB 19A3
Raleigh, NC 27601


     Re: Florida Power Corporation Credit Facility


Dear Ladies and Gentlemen:

Reference is hereby made to that certain Credit Agreement, dated as of December 18, 2001 (the "Credit Agreement"), among Florida Power Corporation, as the Borrower, Merrill Lynch Bank USA ("Merrill Lynch"), Northern Trust Bank ("Northern Trust") and the other financial institutions identified therein, as Lenders, and Bank of America, N.A., as Administrative Agent for the Lenders. Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

Merrill Lynch, Northern Trust, the Borrower, the Administrative Agent and the Lenders hereby acknowledge and agree that, as of December 5, 2002, the aggregate Commitment shall be irrevocably reduced from $170,000,000 to $90,500,000 on a non-pro-rata basis and each of Merrill Lynch's $67,000,000 Commitment and Northern Trust's $12,500,000 Commitment shall be terminated.

Each of Merrill Lynch and Northern Trust hereby relinquishes all of its rights, privileges, powers, obligations, responsibilities and status as a Lender under the Credit Agreement (except those that by the express terms of the Credit Agreement shall survive termination of the Commitments of Merrill Lynch and Northern Trust).

This letter shall be governed by, and construed in accordance with, the laws of the State of New York. This letter may be executed in any number of counterparts, each of which shall constitute an original and all of which when taken together shall constitute one instrument.

                                Very truly yours,

     ---------------------------------------------------------------------------
     MERRILL LYNCH BANK USA               NORTHERN TRUST BANK


     By:                                  By:
         ---------------------------------   -----------------------------------
     Name:                                Name:
           -------------------------------      --------------------------------
     Title:                               Title:
            ------------------------------       -------------------------------
     ---------------------------------------------------------------------------


Accepted and Agreed to as of December 9, 2002:

FLORIDA POWER CORPORATION,                BANK OF AMERICA, N.A.,
as Borrower                               as Administrative Agent and as a
                                          Lender


By:                                       By:
    -----------------------------------      -----------------------------------
Name: Thomas R. Sullivan                  Name: Gretchen P. Burud
Title:   Treasurer                        Title:   Managing Director


SUNTRUST BANK                             BANK ONE, NA


By:                                       By:
    -----------------------------------      -----------------------------------
Name:                                     Name:
      ---------------------------------        ---------------------------------
Title:                                    Title:
       --------------------------------         --------------------------------


MELLON BANK, N.A.                         THE BANK OF NEW YORK


By:                                       By:
   ------------------------------------       ----------------------------------
Name:                                     Name:
     ----------------------------------         --------------------------------
Title:                                    Title:
      ---------------------------------          -------------------------------